UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2020

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

(513) 360-4704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2020, Workhorse Group Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), with HT Investments MA LLC (the “Investor”) pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company directly to the Investor (the “Registered Direct Offering”), a senior secured convertible note for the principal amount of $70,000,000 (the “Note”) that is convertible into shares of the Company's Common Stock, par value of $0.001 per share (“Common Stock”).

The closing of the Registered Direct Offering took place on July 16, 2020. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Company did not pay underwriting discounts or commissions. However, after discounts the proceeds before expenses were $69,000,000. The Company expects to use the net proceeds from this offering for working capital to finance the production of its trucks and for general corporate purposes.

The Note is a senior secured obligation of the Company, ranks pari passu with the Company’s outstanding senior secured note and senior to all unsecured debt of the Company, and will be due on July 1, 2023. The Note bears interest at 4.50% per annum, paid quarterly commencing October 1, 2020 in cash or, subject to certain conditions, freely saleable shares of Common Stock, at the Company’s option. Any shares issued for such interest payment will be valued at the Market Stock Payment Price (as defined in the Purchase Agreement). The conversion price is $19.00, subject to customary anti-dilution adjustments and adjustments for certain corporate events. If the Company elects to repay principal on the Note for any reason, it will be required to pay 110% of the amount of principal repaid (the “Repayment Price”). On the first day of each month beginning after October 1, 2020 (an “Early Redemption Date”), the Investor may require us to redeem up to $3.5 million principal amount of the Note at the Repayment Price (each a “Redemption Payment”). Any unused Redemption Payment capacity may be used by the Investor on any future Early Redemption Date. The Company can elect to pay any Redemption Payment in cash or, subject to certain conditions, in freely saleable shares of Common Stock, or a combination thereof. Any shares issued for such Redemption Payment will be valued at the Market Stock Payment Price. The Company may redeem all (or any portion in excess of $8,000,000) of the Note at any time at the greater of (a) 115% of the conversion value, calculated based on the highest VWAP during the period beginning 30 days prior to such redemption and ending the day prior to the redemption date, or (b) 105% of the Repayment Price, in each case plus accrued and unpaid interest. Any redemption amount above the Repayment Price can, subject to certain conditions, be paid in shares valued at the Market Stock Payment Price at the Company’s option.

The Registered Direct Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-237920), which was declared effective by the Securities and Exchange Commission on May 8, 2020, including the prospectus contained therein, as well as a prospectus supplement filed with the SEC in connection with the Registered Direct Offering.

Pursuant to the credit agreement entered into between the Company and Marathon Asset Management, LP, on behalf of certain entities it manages (the “Marathon Lenders”), dated December 31, 2018 (the “Marathon Agreement”), until December 31, 2020, the Company must issue additional warrants to the Marathon Lenders when the Company makes certain equity issuances, in amount equal to approximately 1.88% of the Company’s fully diluted equity interests, and on substantially the same terms and conditions of the initial warrants issued to the Marathon Lenders, except that (i) the expiration date shall be five years from the issuance date, (ii) the exercise price shall be equal to 110% of the issuance price per share in the relevant issuance, and (iii) the holder shall be entitled to exercise the warrant on a cashless basis at any time. Accordingly, the Company issued the Marathon Lenders warrants to acquire an aggregate of 409,356 shares of Common Stock exercisable at a price of $20.900 per share (the “Additional Warrants”). The Marathon Agreement is described more fully in the Company’s Current Report on Form 8-K filed with the SEC on January 2, 2019. The Company’s obligations under the Marathon Agreement were paid off on December 9, 2019, which is described more fully in the Company’s Current Report on Form 8-K filed with the SEC on December 9, 2019.

The description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is an exhibit to this Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Note in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Additional Warrants and the shares of Common Stock issuable upon exercise of the Additional Warrants (the “Underlying Shares”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Marathon Lenders acquired the securities for investment and acknowledged that each is an accredited investor as defined by Rule 501 under the Securities Act. The Additional Warrants may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Prospectus Supplement and accompanying prospectus and the Company’s reports filed with the Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Purchase Agreement (1)
10.2	Form of 4.50% Senior Secured Convertible Note
10.3	Form of Security Agreement
104	Cover page from this Current Report on Form 8-K, formatted as Inline XBRL

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: July 20, 2020	By:	/s/ Steve Schrader
	Name: Title:	Steve Schrader Chief Financial Officer

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